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                                                                    Exhibit 10.2

                FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of December 21, 2004, by and between AMPAC CAPITAL SOLUTIONS, LLC, a Nevada limited liability company ("Lender"), and U.S. PLASTIC LUMBER LTD., a Delaware corporation as debtor and debtor in possession (the "Borrower"), with respect to the following:

            A. The Lender and the Borrower have entered into that certain Credit and Security Agreement dated as of September 7, 2004 (as amended, restated, modified and supplemented from time to time, including by this Amendment, the "Loan Agreement"). Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

            B. The outstanding principal balance of the Note as of the date hereof is $1,000,000.

            C. The Borrower has requested that the Lender agree to loan an additional $500,000 to the Borrower and the Lender has agreed to amend the Loan Agreement on the terms and conditions set forth herein.

            D. The Borrower has also requested that the Lender agree to change the maturity date for the Advances from December 2, 2004 and the Lender has agreed to amend the Loan Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto do hereby agree that the foregoing recitals are incorporated herein by this reference and as follows:

            1. TERM ADVANCE. The Loan Agreement is hereby amended to provide for a Term Advance Loan (the "Term Advance Loan") under the Credit Facility subject to the following terms and conditions:

                  (a) The amounts advanced by the Lender to Borrower under the Term Advance Loan (each advance, a "Term Advance" and collectively the "Term Advances") shall be evidenced by a promissory note in favor of the Lender in form of Exhibit "A" hereto (the "Term Advance Note"). The aggregate amount of the Term Advances made under the Term Advance Loan shall not exceed Five Hundred Thousand Dollars ($500,000). Borrower hereby agrees to repay the Lender the Term Advances, together with interest thereon, in the manner provided herein and in the Term Advance Note. The principal owing hereunder in respect of the Term Advances at any given time shall equal the aggregate amount of the Term Advances made hereunder minus all principal payments thereon received by the Lender in respect of the Term Advance. The outstanding principal balance of the Term Advances shall bear interest at the rate of 1.25% per month. The Term Advance Note shall be due and payable in full on the Termination Date.

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                  (b)   Except as set forth below or otherwise provided in this
Amendment, each Term Advance shall be treated in the same manner as an Advance:

                        (i) Each Term Advance shall not be subject to the Borrowing Base.

                        (ii) The Borrower may request a Term Advance pursuant to Section 2.2(a) of the Loan Agreement beginning on the date upon which the Lender receives a signed copy of a final, non-appealable order of the Bankruptcy Court approving this Amendment (with such modifications as are approved by the Lender in its sole discretion) (the "Term Advance Final Order"). The Term Advance Final Order (i) shall have been entered upon an application or motion of the Obligors satisfactory in form and substance to the Lender in its sole discretion, (ii) shall have authorized extensions of credit by the Lender in the amount of a total of $1,500,000, (iii) shall approve the payment by the Obligors of all of the fees and expenses set forth herein, and (iv) shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed or the subject of a stay pending appeal.

                        (iii) A Term Advance, once repaid, may not be reborrowed.

                        (iv) The Lender shall have no obligation to make any further Term Advances to the Borrower if an Even of Default (other than an Event of Default waived in this Amendment) has occurred and, as a result of such Event of Default, the Lender has ceased making Advances to Borrower under the Loan Agreement.

            2. EXTENSION OF MATURITY DATE. The Borrower shall continue to make all payments of principal and interest required by the Loan Agreement with respect to the outstanding Advances, including the Term Advance, provided, however, that the Advances shall be due and payable in full on the earlier of the date of the closing of the purchase and sale of the Ocala Real Property and Ocala Personal Property, or February 28, 2005. The failure of the Borrower to indefeasibly pay the Advances in full and in cash on or before February 28, 2005 shall constitute an Event of Default. The definition of "Maturity Date" set forth in Section 1.1 of the Loan Agreement is hereby amended as follows:

            "Maturity Date" means the earlier of the date of the closing of the purchase and sale of the Ocala Real Property and Ocala Personal Property, or February 28, 2005.

            3. AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT. The definition of "Default Rate" set forth in Section 1.1 of the Loan Agreement is hereby amended as follows:

            "Default Rate" means an annual interest rate equal to eighteen percent (18%) on the outstanding principal balance of the Note.

            4. AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT. The definition of "Obligations" set forth in Section 1.1 of the Loan Agreement is hereby amended as follows:

            "Obligations" means the Note, the Term Advance Note, the Obligation of Reimbursement and each and every other debt, liability and obligation of every type and description which any Obligor may now or at any time hereafter owe to the Lender which

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      arises under this Agreement, any other Loan Document, the Orders or any other document or order now or hereafter made, issued, delivered or given in connection herewith or therewith, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several.

            5. AMENDMENT TO SECTION 2.10(B) OF THE LOAN AGREEMENT. Section 2.10(b) of the Loan Agreement is hereby deleted in its entirety.

            6. AMENDMENT TO SECTION 2.3 OF THE LOAN AGREEMENT. Section 2.3 of the Loan Agreement is hereby amended as follows:

      SALE MILESTONES. The Borrowing Base shall include the Minimum Liquidity Reserve until each of the following conditions is satisfied as determined by the Lender in its sale discretion (collectively, the "Sale Milestones"):

                  (a) Asset Purchase Agreement. The Obligors shall have delivered to the Lender an Asset Purchase Agreement (the "Asset Purchase Agreement") executed by Borrower and the purchaser party thereto by February 1, 2005 for the sale of the Ocala Real Property and the Ocala Personal Property for a cash purchase price of at least $3,000,000.00 in form and content acceptable to the Lender and contingent upon, among other things, an order of the Bankruptcy Court approving the consummation of the sale pursuant to Section 363 of the Bankruptcy Code of the Ocala Real Property and the Ocala Personal Property to such purchaser on the terms set forth in such Asset Purchase Agreement. The closing of the purchase and sale of the Ocala Real Property and Ocala Personal Property shall occur on or before February 28, 2005.

                  (b) Purchaser's Financing. The Obligors shall have established that the purchaser party to the Asset Purchase Agreement has the financial ability to pay the stated purchase price for the Ocala Real Property and the Ocala Personal Property by providing to the Lender financial statements, loan commitments or such other documentation as the Lender shall request.

                  (c) Sale Motion. The Obligors shall have filed in the Bankruptcy Cases a motion (the "Sale Motion") to sell the Ocala Real Property and the Ocala Personal Property to the purchaser party to the Asset Purchase Agreement (or to such higher and better bidder as the Bankruptcy Court shall determine) pursuant to Section 363(f) of the Bankruptcy Code and in accordance with the Asset Purchase Agreement. The Sale Motion shall be inform and substance satisfactory to the Lender. An order of the Bankruptcy Court approving the consummation of the sale pursuant to Section 363 of the Bankruptcy Code of the Ocala Real Property and the Ocala Personal Property to such purchaser on the terms set forth in such Asset Purchase Agreement shall have been entered on or before February 15, 2005.

                  (d) Bidding Procedures Motion. The Obligors shall have filed in the Bankruptcy Cases, a motion (the "Bidding Procedures Motion") to establish bidding procedures relating to the Sale described in the Sale Motion and shall seek an expedited hearing on the

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Building Procedures Motion. The Bidding Procedures Motion on same shall be in form and content satisfactory to the Lender.

            Notwithstanding anything to the contrary in this Agreement, the Lender shall have no obligation to make Advances which cause the outstanding balance of the Credit Facility to be more than $1,500,000 unless all of the Sale Milestones have been satisfied, as determined by the Lender in its sole discretion.

            7. AMENDMENT FEE. In consideration for the accommodations granted by the Lender herein and in addition to all other fees and costs, the Borrower hereby agrees to pay to the Lender a nonrefundable fee of Thirty-Five Thousand ($35,000.00) (the "Amendment Fee"). The Amendment Fee shall be due and payable in full on the date which the Term Advance Final Order is final and non-appealable. The Borrower hereby confirms that the Amendment Fee will be fully earned by the Lender on said date and is nonrefundable.

            8. RELEASE AND WAIVER OF CLAIMS BY THE BORROWER. For good and valuable consideration, the receipt of which is hereby acknowledged and in consideration of the Lender executing this Amendment, the Borrower does hereby release the Lender and its managers, members, employees, attorneys and agents from any and all claims, demands, causes of action, now known or unknown, arising out of or related to the Loan Agreement or the transactions connected therewith. The Borrower does hereby warrant and represent that no claims, demands or causes of action, arising out of or related to the Loan Agreement or the transactions connected therewith are now known or suspected to exist.

      The Borrower intends this release to cover, encompass, release, and extinguish, among other things, all claims and matters which might otherwise be reversed by California Civil Code section 1542, which provides as follows:

      "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

            9. CONDITIONS PRECEDENT. The obligations of the Lender hereunder shall take effect only upon the satisfaction of the following conditions:

                  (a) Receipt by the Lender of a fully executed original of this Amendment;

                  (b) Receipt by the Lender of the Term Advance Final Order in accordance with Section 1 hereof;

                  (c) Receipt by the Lender of all interest payable pursuant to Section 2.10 of the Loan Agreement as of the date of the Term Advance Final Order;

                  (d) Receipt by the Lender of all costs and expenses, including reasonable attorneys' fees, incurred by the Lender in accordance with
Section 9.6 of the Loan Agreement as of the date of the Term Advance Final
Order;

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                  (e)   Other than the defaults under Section 2.3 of the Loan
Agreement and the default in payment of the Obligations in full on December 2, 2004, no Defaults or Events of Default shall have occurred or be continuing; and

                  (f) The Lender shall have received such other documents, certificates, opinions and information that the Lender shall require, each in form and substance satisfactory to the Lender in its sole discretion.

            10.   MISCELLANEOUS.

                  (a)   Reference to the Loan Agreement and the Loan Documents.

                        (i) Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed.

                        (ii) The Borrower hereby warrants and represents to the Lender that there does not exist a Default or an Event of Default other than the defaults under Section 2.3 of the Loan Agreement and the default in payment of the Obligations in full on December 2, 2004 and the Borrower reaffirms, as of the date hereof, that all of the warranties and representations of the Borrower contained in the Loan Agreement and in the other Loan Documents are true, complete and correct.

                  (b) Events of Default. Any failure to comply with the terms and conditions of this Amendment shall constitute an Event of Default.

                  (c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (d) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of Florida.

                  (e) Attorneys' Fees. The Borrower shall pay, on written demand, all fees and costs incurred by the Lender in connection with the negotiation, documentation and execution of this Amendment, including the reasonable fees and expenses of attorneys. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.

                  (f) Jury Trial Waiver. EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET OR OTHERWISE CONCERNING THIS AMENDMENT.

                  [Remainder of Page Intentionally Left Blank]

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

                                               Borrower:

                                               U.S. PLASTIC LUMBER LTD., a
                                               Delaware corporation, as
                                               debtor and debtor in
                                               possession

                                               By /s/ Daniel R. Smith
                                                  -----------------------------
                                                  Daniel R. Smith
                                                  Its: Assistant Treasurer

                                               Lender:

                                               AMPAC CAPITAL SOLUTIONS, LLC, a
                                               Nevada limited liability company

                                               By: /s/ Larry R. Polhill
                                                  -----------------------------
                                                   Larry R. Polhill
                                                   Its: Manager

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      Each of the undersigned hereby consents to and acknowledges the terms and conditions of the foregoing Amendment and each other document executed in favor of the Lender shall remain in full force and effect.

                                               Guarantors:
                                               U.S. PLASTIC LUMBER CORP., a
                                               Nevada corporation, as
                                               debtor and debtor in possession

                                               By: /s/ Daniel R. Smith
                                                   -----------------------------
                                                   Daniel R. Smith
                                                   Its: Vice President

                                               U.S. PLASTIC LUMBER FINANCE
                                               CORPORATION, a Delaware
                                               corporation, as debtor and
                                               debtor in possession

                                               By: /s/Daniel R. Smith
                                                   -----------------------------
                                                   Daniel R. Smith
                                                   Its: Vice President

                                               U.S. PLASTIC LUMBER IP
                                               CORPORATION, a Delaware
                                               corporation, as debtor and
                                               debtor in possession

                                               By: /s/ Daniel R. Smith
                                                   -----------------------------
                                                   Daniel R. Smith
                                                   Its: Vice President

                                               THE EAGLEBROOK GROUP, INC., a
                                               Delaware corporation, as debtor
                                               and debtor in possession

                                               By: /s/ Daniel R. Smith
                                                   -----------------------------
                                                   Daniel R. Smith
                                                   Its: Vice President

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